Exhibit 10.41

FIRST AMENDMENT TO FIRST AMENDED AND RESTATED

LOAN AGREEMENT

THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED LOAN AGREEMENT (herein called this “First Amendment”) made as of April 2, 2007, by and between U.S. HOME SYSTEMS, INC., a Delaware corporation (“Borrower”), and THE FROST NATIONAL BANK, a national banking association (“Lender”).

W I T N E S S E T H:

WHEREAS, Borrower and Lender have entered into that certain First Amended and Restated Loan Agreement dated as of February 9, 2006, with an effective date as of February 10, 2006 (as from time to time amended, modified or restated, the “Original Agreement”) for the purposes and consideration therein expressed, pursuant to which Lender became obligated to make loans to Borrower as therein provided; and

WHEREAS, Borrower and Lender desire to amend the Original Agreement for the purposes expressed herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lender to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS AND REFERENCES

§ 1.1 Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

§ 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this First Amendment shall have the meanings assigned to them in this § 1.2.

“Loan Agreement” means the Original Agreement as amended hereby.

“First Amendment” means this First Amendment to Loan Agreement.

“First Amendment Documents” means the Consent and Agreement executed by Guarantors, a Revolving Promissory Note of even date herewith in the stated principal amount of $6,000,000, First Amendments to First Amended and Restated Security Agreement to be executed by Borrower and each Guarantor; First Amendments to First Amended and Restated Guaranty Agreement to be executed by each Guarantor, and all other documents, instruments and agreements executed in connection herewith.

ARTICLE II.

AMENDMENTS TO ORIGINAL AGREEMENT

§ 2.1. Borrowing Base Line of Credit. Sections 1(a) and 1(b) of the Original Agreement are hereby amended in their entirety to read as follows:

(a) Intentionally Omitted.

(b) Borrowing Base Line of Credit. Subject to the terms and conditions set forth herein, Lender agrees to lend to Borrower, on a revolving basis from time to time during the period commencing on the date hereof and continuing through the maturity date of the promissory note evidencing this Credit Facility from time to time, such amounts as Borrower may request hereunder; provided, however, the total principal amount outstanding at any time shall not exceed the lesser of (i) an amount equal to the Borrowing Base (as defined below), or (ii) $6,000,000 (the “Borrowing Base Line of Credit”). If at any time the aggregate principal amount outstanding under the Borrowing Base Line of Credit shall exceed an amount equal to the Borrowing Base, Borrower agrees to immediately repay to Lender such excess amount, plus all accrued but unpaid interest thereon. Subject to the terms and conditions hereof, Borrower may borrow, repay and reborrow hereunder. All advances under the Borrowing Base Line of Credit shall be used for working capital and other general business purposes of Borrower and its operating subsidiaries.

§ 2.2. Definitions.

(a) The definitions of “Collateral Value”, “DZ Bank”, “Eligible Installment Contract”, “Individual Receivables File”, “Installment Contract”, “Purchase Agreement”, “Receivables Agreement” and “Securitization” in Section 2 of the Original Agreement are hereby deleted in their entirety.

(b) The definition of “Borrowing Base” in Section 2 of the Original Agreement is hereby amended in its entirety to read as follows:

“Borrowing Base” means an amount equal to 80% of the Eligible Accounts, plus 50% of the Eligible Inventory. No more than 50% of the Borrowing Base shall be supported by Eligible Inventory.

(c) The definition of “Eligible Accounts” in Section 2 of the Original Agreement is hereby amended in its entirety to read as follows:

“Eligible Accounts” means at any time, an amount equal to the aggregate net invoice or ledger amount owing on all trade accounts receivable of Borrower or any Guarantor, for goods sold or leased or services rendered in the ordinary course of business, in which the Lender has a perfected, first priority lien, after deducting (without duplication): (i) each such account that is unpaid sixty (60) days or more after the original invoice date thereof, (ii) the amount of all discounts, allowances, rebates, credits and adjustments to such accounts (iii) the amount of all contra accounts, setoffs, defenses or counterclaims asserted by or available to the account debtors, (iv) all accounts with respect to which goods are placed on consignment or subject to a guaranteed sale or other terms by reason of which payment by the account debtor may be conditional, (v) all accounts with respect to which Borrower or any Guarantor has furnished a payment and/or performance bond and that portion of any account for or representing retainage, if any, until all prerequisites to the immediate payment of retainage have been satisfied, (vi) all accounts owing by account debtors for which there has been instituted a proceeding in bankruptcy or reorganization under the United States Bankruptcy Code or other law, whether state or federal, now or hereafter existing for relief of debtors, (vii) all accounts owing by any affiliates of Borrower, (viii) all accounts in which the account debtor is the United States or any department, agency or instrumentality of the United States, except to the extent an acknowledgment of assignment to Lender of such account in compliance with the Federal Assignment of Claims Act and other applicable laws has been received by Lender, (ix) all accounts due Borrower or any Guarantor by any account debtor whose principal place of business is located outside the United States of America and its territories, (x) all accounts subject to any provision prohibiting assignment or requiring notice of or consent to such assignment, (xi) any other accounts deemed unacceptable by Lender in its sole and absolute discretion, and (xii) accounts with respect to Fortress Credit Corp., FCC Investment Trust I and any of their affiliates, to the extent the aggregate obligations of such account debtors to Borrower or any Guarantor exceeds $2,000,000.

§ 2.3. Requesting Advances. Section 4(b) of the Original Agreement is hereby amended in its entirety to read as follows:

(b) Intentionally omitted.

§ 2.4. Negative Covenants.

(a) Sections 10(a), (d), (e), (f), and (g) of the Original Agreement are hereby amended in their entirety to read as follows:

(a) Nature of Business. Make any material change in the nature of its business as carried on as of the date hereof.

(d) Sale of Assets. Sell, transfer or otherwise dispose of any of its assets or properties, other than in the ordinary course of business.

(e) Liens. Create or incur any lien or encumbrance on any of its assets, other than (i) liens and security interests securing indebtedness owing to Lender, (ii) liens for taxes, assessments or similar charges that are (1) not yet due or (2) being contested in good faith by appropriate proceedings and for which Borrower or such Guarantor has established adequate reserves, (iii) liens and security interests existing as of the date hereof and set forth in Schedule 1 attached hereto, and (iv) liens on office equipment and furniture acquired, purchased or leased by Borrower and Guarantors in the ordinary course of their business operations, to the extent that such liens relate to indebtedness that does not exceed $500,000 in the aggregate and such liens extend only to the equipment and furniture so acquired, purchased or leased.

(f) Indebtedness. Create, incur or assume any indebtedness for borrowed money or issue or assume any other note, debenture, bond or other evidences of indebtedness, or guarantee any such indebtedness or such evidences of indebtedness of others other than (i) borrowings from Lender, (ii) borrowings outstanding on the date hereof and described on Schedule 1 attached hereto, (iii) borrowings relative to operating leases, (iv) subject to the limitations set forth in Paragraph 10(e) above, the purchase or leasing of office equipment or furniture in the ordinary course of its business, (v) employment contracts in the ordinary course of its business, (vi) indebtedness that has been subordinated to all obligations of Borrower and Guarantors owing to Lender on terms and conditions satisfactory to Lender, and (vii) borrowings, with respect to Borrower, from any Guarantor and, with respect to any Guarantor, from Borrower or another Guarantor.

(g) Loans. Make any loans to any person or entity except for (i) loans made to employees of Borrower and Guarantor that do not exceed $100,000 in the aggregate outstanding at any time, and (ii) loans made by any Guarantor to Borrower or any other Guarantor and loans made by Borrower to any Guarantor.

(b) Section 10(j) of the Original Agreement is hereby deleted in its entirety.

§ 2.5. Financial Covenants.

(a) Sections 11(b) and 11(c) of the Original Agreement are hereby amended in their entirety to read as follows:

(b) Debt to Adjusted Tangible Net Worth Ratio. Borrower will maintain, at the end of each fiscal quarter, a ratio of (a) total liabilities to (b) Tangible Net Worth of not greater than 3.0 to 1.0.

(c) Fixed Charge Coverage Ratio. Borrower will maintain, as of the end of each fiscal quarter, a ratio calculated on a trailing twelve-month period of (i) net income before taxes for the period ending with such fiscal quarter plus depreciation, amortization and interest expense deducted in the calculation of such net income plus the increase in the Loan Loss Reserve for the twelve month period ending with such fiscal quarter, to (ii) taxes plus interest expense plus current maturities of long-term debt (excluding, without duplication, any current maturities of debt under the Borrowing Base Line of Credit) plus current maturities of long-term capital leases plus Distributions plus capital expenditures (excluding any capital expenditures for which Borrower or any of its consolidated subsidiaries has incurred indebtedness) of not less than 1.25 to 1.

(b) The definition of “Adjusted Tangible Net Worth” is hereby deleted in its entirety from the Original Agreement.

§ 2.6. Reporting Requirements. Sections 12(d) and 12(e) of the Original Agreement are hereby amended in their entirety to read as follows:

(d) Intentionally Omitted.

(e) Intentionally Omitted.

§ 2.7. Events of Default. Sections 13(j) and 13(k) of the Original Agreement are hereby amended in their entirety to read as follows:

(j) Intentionally Omitted.

(k) Intentionally Omitted.

§ 2.8. Remedies. Section 14 of the Original Agreement is hereby amended in its entirety to read as follows:

14. Remedies. Upon the occurrence of any one or more of the foregoing Events of Default, (a) the entire unpaid balance of principal of the Notes, together with all accrued but unpaid interest thereon, and all other indebtedness owing to Lender by Borrower at such time shall, at the option of Lender, become immediately due and payable without further notice, demand, presentation, notice of dishonor, notice of intent to accelerate, notice of acceleration, protest or notice of protest of any kind, all of which are expressly waived by Borrower, and (b) Lender may, at its option, cease further advances under any of the Notes. All rights and remedies of Lender set forth in this Loan Agreement and in any of the other Loan Documents may also be exercised by Lender, at its option to be exercised in its sole discretion, upon the occurrence of an Event of Default.

§ 2.9. Schedules and Exhibits. Exhibits 1 and 2 to the Original Agreement are hereby deleted in their entirety. Exhibit A to the Original Agreement is hereby deleted in its entirety.

ARTICLE III.

CONDITIONS OF EFFECTIVENESS

§ 3.1. Effective Date. This First Amendment shall become effective as of the date first written above, when and only when Lender shall have received, at Lender’s office, in form and substance satisfactory to Lender:

(a) this First Amendment duly executed and delivered by Borrower;

(b) the First Amendment Documents; and

(c) a Certificate of Corporate Resolutions of Borrower and each Guarantor.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES

§ 4.1. Representations and Warranties of Borrower. In order to induce Lender to enter into this First Amendment, Borrower represents and warrants to Lender that:

(a) The representations and warranties contained in Section 7 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

(b) Borrower is duly authorized to execute and deliver this First Amendment and is and will continue to be duly authorized to borrow and to perform its obligations under the Loan Agreement. Borrower has duly taken all action necessary to authorize the execution and delivery of this First Amendment and to authorize the performance of the obligations of Borrower hereunder.

(c) The execution and delivery by Borrower of this First Amendment, the performance by Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the partnership agreement of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this First Amendment or to consummate the transactions contemplated hereby.

(d) When duly executed and delivered, each of this First Amendment and the Loan Agreement will be a legal and binding instrument and agreement of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors’ rights generally and by principles of equity applying to creditors’ rights generally.

ARTICLE V.

MISCELLANEOUS

§ 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Lender under the Loan Agreement, the Note, or any other Loan Document nor constitute a waiver of any provision of the Loan Agreement, the Note or any other Loan Document.

§ 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this First Amendment and the performance hereof, including without limitation the making or granting of the Loan and shall further survive until the Loan is paid in full.

§ 5.3. Loan Documents. This First Amendment is a Loan Document, and all provisions in the Loan Agreement pertaining to Loan Documents apply hereto.

§ 5.4. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

§ 5.5. Counterparts. This First Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

THIS FIRST AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

IN WITNESS WHEREOF, this First Amendment is executed as of April 2, 2007.

U.S. HOME SYSTEMS, INC.

By:	/s/ Robert A. DeFronzo
Name:	Robert A. DeFronzo
Title:	CFO

THE FROST NATIONAL BANK

By:	/s/ Stephen S. Martin
Name:	Stephen S. Martin
Title:	Senior Vice President

First Amendment

CONSENT AND AGREEMENT

Each of the undersigned hereby consents to the provisions of this First Amendment and the transactions contemplated herein, and hereby ratifies and confirms the First Amended and Restated Guaranty Agreement, dated as of February 9, 2006, with an effective date of February 10, 2006, made by it for the benefit of Lender, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

U.S. REMODELERS, INC.

By:	/s/ Robert A. DeFronzo
Name:	Robert A. DeFronzo
Title:	CFO

FIRST CONSUMER CREDIT, INC.

By:	/s/ Robert A. DeFronzo
Name:	Robert A. DeFronzo
Title:	CFO

EXHIBIT B

BORROWING BASE CERTIFICATE

[Date]

Reference is made to that certain First Amended and Restated Loan Agreement dated as of February 9, 2006, to be effective for all purposes as of February 10, 2006 (as from time to time amended, the “Agreement”) by and between U.S. Home Systems, Inc. (“Borrower”) and The Frost National Bank (“Lender”). Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement.

This Certificate is being furnished pursuant to Section 11(f) of the Agreement. Borrower and Guarantors hereby certify to Lender as follows:

(a)	the officer of Borrower signing this instrument is the duly elected, qualified and acting of Borrower and as such is authorized to submit this Certificate on behalf of Borrower; the officer of U.S. Remodelers signing this instrument is the duly elected qualified and acting of U.S. Remodelers and as such is authorized to submit this Certificate on behalf of U.S. Remodelers;

(b)	as of the close of business on (the “Reporting Date”):

(i)	Eligible Accounts	$

Accounts related to

(ii)	80% of aggregate Eligible Account		$

(iii)	Eligible Inventory	$

(iv)	50% of aggregate Eligible Inventory		$

(v)	Borrower’s determination of Borrowing Base (sum of lines (ii) and (iv), not to exceed $6,000,000)		$

(vi)	Borrowing Base Line of Credit Balance per last Borrowing Base Certificate		$

(vii)	Less Net Payments		$

(viii)	Plus advances		$

(ix)	Total Balance (line (vi) minus line (vii) plus line (viii))		$

(x)	Amount available for borrowing (line (v) minus line (ix)), subject to the terms of the Agreement, if positive, or to be repaid, if negative		$

The officers of Borrower and U.S. Remodelers signing this instrument certify that, to the best of their knowledge after due inquiry, the above certifications of Borrower and U.S. Remodelers are true, correct and complete.

IN WITNESS WHEREOF, the instrument is executed as of                     .

U.S. HOME SYSTEMS, INC.

By:
Name:
Title:

U.S. REMODELERS, INC.

By:
Name:
Title: